UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 18, 2010
MedQuist Inc.
(Exact Name of Issuer as Specified in Charter)

New Jersey (State or Other Jurisdiction of Incorporation or Organization)	0-19941 (Commission File Number)	22-2531298 (I.R.S. Employer Identification Number)

1000 Bishops Gate Blvd., Suite 300 Mt. Laurel, New Jersey (Address of Principal Executive Offices)	08054 (Zip Code)
(856) 206-4000
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition.
Item 8.01. Other Events.
SIGNATURES
Item 2.02. Results of Operations and Financial Condition.
     On October 18, 2010, CBaySystems Holdings Limited, the parent of CBay, Inc, the holder of 69.5% of the outstanding common stock of MedQuist Inc. (the “Company”), filed a Registration Statement on Form S-1 (“Registration Statement”) relating to the initial public offering of shares of its common stock in the United States.
     The Registration Statement includes the following information regarding the percentage change in the volume of lines transcribed or edited by the Company’s medical transcriptionists or medical editors for the quarters ended March 31, 2008 through March 31, 2010, the last quarter prior to the Company’s acquisition of substantially all of the U.S. assets Spheris Inc. and its affiliates:

	Quarter Ended
	3/31/08	6/30/08	9/30/08	12/31/08	3/31/09	6/30/09	9/30/09	12/31/09	3/31/10
Volume % Change over Previous Period	(3.3)%	(4.7)%	(0.1)%	(0.4)%	(2.2)%	0.8%	2.5%	2.8%	4.0%
Item 8.01. Other Events.
     The information presented above under Item 2.01 is incorporated herein by reference.
     The Registration Statement discloses that the Company will be disposing of the shares of A-Life Medical, Inc. (“A-Life”) it holds upon the consummation of a transaction in which A-Life agreed to merge with another company. The transaction is currently expected to be consummated in November 2010 and the Company expects to receive $23.8 million in cash consideration, of which $5 million will be held in escrow until March 2012.
     The Registration Statement includes certain additional details regarding the compensation of the Company’s Chief Executive Officer, Peter Masanotti. For 2009, Mr. Masanotti was awarded incentive compensation of $700,000, or 100% of his target bonus percentage which was 140% of his base salary. Of the $700,000, $238,385 related to the Company’s achievement of 97.3% of its net revenue goal established for the Company’s 2009 Management Incentive Plan of $315.6 million, $269,500 related to the Company’s achievement of 110% of its adjusted EBITDA goal established for the Company’s 2009 Management Incentive Plan of $52.8 million, and $192,115 related to Mr. Masanotti’s achievement of 91.5% of his individual objectives (as determined by the Company’s board of directors). The Registration Statement also discloses that Mr. Masanotti may receive a pro rata portion of his bonus (up to $700,000) as a result of the termination of his employment in connection with the change of control of the Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedQuist Inc.
Date: October 18, 2010	By:	/s/ Mark R. Sullivan
		Name:	Mark R. Sullivan
		Title:	General Counsel, Chief Compliance Officer & Secretary